EXHIBIT 31.3
CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Franz Fink, certify that:
1.I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Maxwell Technologies, Inc.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 28, 2017	/S/ FRANZ FINK
Franz Fink President and Chief Executive Officer (Principal Executive Officer)